SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 9, 2004


                            NewPower Holdings, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                            1-16157                   52-2208601
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)


P.O. Box 17296, Stamford, CT                            06907
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(Address of Principal Executive Offices)              (Zip Code)




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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      (17 CFR 240.14d-2(b))


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Item 8.01. Other Events.

      As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

      On November 9, 2004, the Company and the underwriters of the Company's initial public offering filed a joint motion with the Bankruptcy Court seeking an order approving the settlement of the underwriters' claims by a lump sum payment of $1,042,128.07 by the Company. The Bankruptcy Court has scheduled the hearing on this motion for December 17, 2004.

      The Joint Motion for Authority to Compromise and Settle Claims Pursuant to Bankruptcy Rule 9019 is attached as Exhibit 99.1.

Cautionary Statement

      This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Joint Motion for Authority to Compromise and Settle Claims Pursuant to Bankruptcy Rule 9019.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 12, 2004

                                 NEWPOWER HOLDINGS, INC.


                                 By:    /s/ M. Patricia Foster
                                    -----------------------------
                                    Name:   M. Patricia Foster
                                    Title:  President & Chief Executive Officer




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                                 EXHIBIT INDEX

           The following exhibit is filed herewith:

Exhibit No.         Description
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99.1  Joint Motion for  Authority to  Compromise  and Settle Claims
Pursuant to Bankruptcy Rule 9019.


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